SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):                  June 23, 2011

Stillwater Mining Company
 (Exact name of registrant as specified in its charter)

   Delaware                                                              1-13053                                     81-0480654
______________________________________________________________________________
(State or Other Jurisdiction                                (Commission                              (IRS Employer
              of Incorporation)                                          File Number)                          Identification No.)

1321 Discovery Drive, Billings, Montana                                                                       59102
______________________________________________________________________________
(Address of Principal Executive Offices)                                                                  (Zip Code)

Registrant's telephone number, including area code         (406) 373-8700

Not applicable
_____________________________________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD

Technical Report on Mining Operations at Stillwater Mining Company Submitted to Canadian Securities Regulators on June 23, 2011, Pursuant to Canadian National Instrument 43-101

Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements:
None
(b)	Pro forma financial information:
None
(c)	Shell company transactions:
None
(d)	Exhibits
99.1	Technical Report on Mining Operations at Stillwater Mining Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STILLWATER MINING COMPANY

Dated: June 23, 2011 By:	/s/ Brent R. Wadman
Name: Brent R. Wadman
Title: Deputy General Counsel & Corporate Secretary

Exhibit Index

Exhibit No.                                                                           Description

99.1	Technical Report on Mining Operations at Stillwater Mining Company